Exhibit 13.2

CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with this Amendment No. 1 to the Annual Report on Form 20-F of Sundance Energy Australia Limited (the “Company”) for the fiscal year ended December 31, 2015 (the “Report”), I, Cathy L. Anderson, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to the Section 906 of Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 24, 2017

/s/ Cathy L. Anderson
Cathy L. Anderson
Chief Financial Officer
(Principal Financial Officer)